INCOME TAXES	12 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

17. INCOME TAXES

The Company has an effective tax rate of 0% due to its taxable losses and valuation allowance position.

The components of income tax expenses were as follows for the fiscal years ended September 30, 2024, 2023, and 2022 (in thousands):

For the Fiscal Years Ended September 30,
	2024	2023	2022
Current	¥-	¥-	¥-
Deferred	-	-	-
Total	¥-	¥-	¥-

A reconciliation of income tax expenses to the amount of income tax benefit at the statutory rate in Japan for the fiscal years ended September 30, 2024, 2023, and 2022 was as follows:

	For the Fiscal Years Ended September 30,
	2024	2023	2022
Statutory tax rate	34.59%	30.62%	33.58%
Permanent differences	10.47%	2.91%	(12.98)%
Change in tax rate	14.50%	(4.94)%	-
Valuation allowance	(57.56)%	(28.59)%	(20.60)%
Other	(2.00)%	-	-
Effective tax rate	0%	0%	0%

Prior period amounts have been updated to conform to current period presentation.

The statutory tax rate in effect for the fiscal year in which the temporary differences are expected to reverse are used to calculate the tax effects of temporary differences that are expected to reverse in the future years.

The primary components of deferred tax assets and liabilities were as follows as of September 30, 2024 and 2023 (in thousands):

	As of September 30,
	2024	2023
Deferred tax assets:
Inventories	¥53	¥104
Net operating loss	814,105	535,241
Sales-type leases	-	1,193
Operating lease liabilities	3,782	-
Other	2,653	140
Total deferred tax assets	820,593	536,678
Less: valuation allowance	(812,922)	(536,672)
Deferred tax assets, net of valuation allowance	7,671	6

Deferred tax liabilities:
Operating lease right-of-use assets	(4,056)	-

Other	(3,615)	(6)
Total deferred tax liabilities	(7,671)	(6)
Net deferred tax asset	¥-	¥-

As of September 30, 2024 and September 30, 2023, the Company had net operating loss carryforwards in Japan of approximately ¥2,354 million and ¥1,748 million, respectively, which can be carried forward to offset future taxable income. A net operating loss of ¥2,354 million as of September 30, 2024 will begin to expire in 2026 through 2034.

The Company has recorded a valuation allowance against the net deferred tax assets as management believes that it is more likely than not that the future benefit from the deferred tax assets will not be realized in full. Management evaluates, on an annual basis, whether the realization of the Company’s deferred tax assets are more likely than not to be realized. The valuation allowance increased by approximately ¥276 million for the fiscal year ended September 30, 2024.

The Company is subject to taxation and files income tax returns in Japan. Tax years for the periods ended September 30, 2020 through September 30, 2024 for Japan jurisdiction remain subject to examination.

Penalties and interest incurred related to underpayment of income tax are recognized as a component of selling, general, and administrative expenses in the statements of operations, if applicable. The Company did not have any uncertain tax benefits, interest, or penalties associated with uncertain tax benefits that have been accrued or recognized as of and for the fiscal years ended September 30, 2024, 2023, and 2022.